Exhibit 99.1

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                             $305,686,731.00
(B) Total Certificate Balance                            $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                       96.00%
    (ii)  Original Class A Principal Balance             $293,459,000.00
    (iii) Class A Pass-Through Rate                                 6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                        4.00%
    (ii)  Original Class B Principal Balance              $12,227,731.00
    (iii) Class B Pass-Through Rate                                 6.70%
(E) Servicing Fee Rate (per annum)                                  1.00%
(F) Weighted Average Coupon (WAC)                                  12.15%
(G) Weighted Average Original Maturity (WAOM)                      60.12 months
(H) Weighted Average Remaining Maturity (WAM)                      45.97 months
(I) Number of Receivables                                         31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage
          (of initial Certificate Balance)                          1.50%
    (ii)  Reserve Fund Initial Deposit                     $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of
              J(iii)(b or c) if 1.75% charge-off
              and delinquency triggers not hit -
              otherwise
              J(iii)(d)
          (b) Percent of Initial Certificate Balance                1.00%
          (c) Percent of Remaining Certificate Balance              3.25%
          (d) Trigger Percent of Remaining Certificate              8.00%
              Balance

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                             $146,811,007.71
(B) Total Certificate Balance                            $146,811,007.71
(C) Total Certificate Pool Factor                              0.4802662
(D) Class A Certificates
    (i)  Class A Certificate Balance                     $140,938,441.19
    (ii) Class A Certificate Pool Factor                       0.4802662
(E) Class B Certificates
    (i)  Class B Certificate Balance                       $5,872,566.52
    (ii) Class B Certificate Pool Factor                       0.4802662
(F) Reserve Fund Balance                                    4,771,357.75
(G) Cumulative Net Losses for All Prior Periods             7,379,857.03
(H) Charge-off Rate for Second Preceding Period                     1.84%
(I) Charge-off Rate for Preceding Period                           -0.03%
(J) Delinquency Percentage for Second Preceding
    Period                                                          0.65%
(K) Delinquency Percentage for Preceding Period                     0.72%
(L) Weighted Average Coupon (WAC)                                 12.120%
(M) Weighted Average Remaining Maturity (WAM)                      36.55 months
(N) Number of Receivables                                         19,859

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                             8,040,953.42
    (ii)  Prepayments in Full                                       0.00
    (iii) Repurchased Loan Proceeds Related to
          Principal                                                 0.00
    (iv)  Other Refunds Related to Principal                        0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                              1,439,370.98
    (ii)  Repurchased Loan Proceeds Related to
          Interest                                                  0.00
(C) Weighted Average Coupon (WAC)                                  12.12%
(D) Weighted Average Remaining Maturity (WAM)                      35.92 months
(E) Remaining Number of Receivables                               18,929

(F) Delinquent Receivables               Dollar Amount           # Units
                                         --------------          -------
    (i)  30-59 Days Delinquent                3,491,891   2.52%      465
    (ii)  60-89 Days Delinquent                 857,088   0.62%      110
    (iii) 90 Days or More Delinquent            348,191   0.25%       45



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                             20,017.25
(B) Collection Account Investment Income                            0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection
          Period - Principal                                  346,825.27
     (ii) Realized Losses for Collection
          Period (B)(i)-(C)(i)                                316,005.94
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal            30,819.33
    (ii)  Liquidation Proceeds Related to Interest                  0.00
    (iii) Recoveries from Prior Month Charge Offs             132,369.40

E. COLLECTIONS
--------------

Interest Collections:
(A) Interest Payments Received                                      1,439,370.98
(B) Liquidation Proceeds Related to Interest                                0.00
(C) Repurchased Loan Proceeds                                               0.00
(D) Recoveries from Prior Month Charge Offs                           132,369.40
                                                                   -------------
(E) Interest Collections                                            1,571,740.38

Principal Collections:
(F) Principal Payments Received                                    $8,040,953.42
(G) Liquidation Proceeds Related to Principal                          30,819.33
(H) Repurchased Loan Proceeds                                               0.00
                                                                   -------------
(I) Principal Collections                                           8,071,772.75

(J) Total Collections                                              $9,643,513.13


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee:
    (i)   Servicing Fee                                              $122,342.51
    (ii)  Prior Collection Period unpaid Servicing Fees                    0.00
                                                                     -----------
    (iii) Total Servicing Fee                                        $122,342.51

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                   $769,288.99
    (ii)  Class A prior period Interest Carryover Shortfall                 0.00
                                                                     -----------
    (iii) Class A Interest Distribution                              $769,288.99
(C) Class B Certificates
    (i)   Class B Monthly Interest                                    $32,788.50
    (ii)  Class B prior period Interest Carryover Shortfall                 0.00
                                                                     -----------
    (iii) Class B Interest Distribution                               $32,788.50

(D) Total Certificate Interest Distribution                          $802,077.49
(E) Total Certificate Interest Distribution plus Total
    Servicing Fee                                                    $924,419.99


F. DISTRIBUTABLE AMOUNTS
------------------------

Principal:
(F) Principal Collections                                          $8,071,772.75
(G) Realized Losses                                                   316,005.94
                                                                   -------------
(H) Total Monthly Principal                                        $8,387,778.69

(I) Class A Certificates
    (i)   Class A Monthly Principal                                 8,052,260.36
    (ii)  Class A prior period Principal Carryover
          Shortfall                                                         0.00
                                                                   -------------
    (iii) Class A Principal Distribution                            8,052,260.36
(J) Class B Certificates
    (i)   Class B Monthly Principal                                   335,518.33
    (ii)  Class B prior period Principal Carryover
          Shortfall                                                         0.00
                                                                    ------------
    (iii) Class B Principal Distribution                              335,518.33

(K) Total Principal Distribution                                    8,387,778.69

(L) Total Interest and Principal Distribution Amounts               9,312,198.68
    plus Servicing Fee

G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed          1,571,740.38
(B) Class B Percentage of Principal Collections                       322,877.82
(C) Servicing Fee :
    (i)   Total Servicing Fee                                         122,342.51
    (ii)  Servicing Fee paid                                          122,342.51
                                                                    ------------
    (iii) Unpaid Servicing Fee                                              0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid

 Interest:                                                          1,449,397.87
(E) Class A Certificates
    (i)    Class A Interest Distribution                              769,288.99
    (ii)   Class A Interest Distribution paid from Interest
           Collections after Servicing Fee                            769,288.99
    (iii)  Total Interest Collections available after
           Class A Interest Distribution paid                         680,108.88
    (iv)   Class A Interest Distribution remaining to be paid               0.00
    (v)    Class A Interest Distribution paid from Class B
           Percentage of Principal Collections                              0.00
    (vi)   Class A Interest Distribution remaining to be paid               0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund             0.00
    (viii) Class A Interest Carryover Shortfall                             0.00
    (ix)   Class A Interest Distribution paid                         769,288.99

(F) Class B Certificates
    (i)   Class B Interest Distribution                                32,788.50
    (ii)  Class B Interest Distribution paid from Interest
          Collections after Class A Interest Distribution              32,788.50
    (iii) Total Interest Collections available after Class B
          Interest Distribution paid                                  647,320.39
    (iv)  Class B Interest Distribution remaining to be paid                0.00
    (v)   Class B Interest Distribution paid from Reserve Fund              0.00
    (vi)  Class B Interest Carryover Shortfall                              0.00
    (vii) Class B Interest Distribution paid                           32,788.50

(G) Total Interest Paid                                               802,077.49
(H) Total Interest and Servicing Fee Paid                             924,419.99
(I) Total Interest Collections available after Servicing Fee
    and Class A and Class B Interest Distribution paid                647,320.39

Total Collections available to be distributed:
(J) Total Principal Collections                                     8,071,772.75
(K) Excess Interest                                                   647,320.39
(L) Less: Class B Percentage of Principal Collections used
    to pay Class A Interest Distribution                                    0.00
(M) Total Collections available to be distributed as principal      8,719,093.14

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                            8,052,260.36
    (ii)  Class A Principal Distribution paid from total
          Collections available to be distributed                   8,052,260.36
    (iii) Total Collections available after Class A Principal
          Distribution paid                                           666,832.78
    (iv)  Class A Principal Distribution remaining to be paid               0.00
    (v)   Class A Principal Distribution paid from Reserve Fund             0.00
    (vi)  Class A Principal Carryover Shortfall                             0.00
    (vii) Total Class A Principal Distribution paid                 8,052,260.36

(O) Class B Certificates
    (i)   Class B Principal Distribution                              335,518.33
    (ii)  Class B Principal Distribution paid from total
          Collections available to be distributed                     335,518.33
    (iii) Total Collections available after Class B
          Principal Distribution paid                                 331,314.45
    (iv)  Class B Principal Distribution remaining to be paid               0.00
    (v)   Class B Principal Distribution paid from Reserve Fund             0.00
    (vi)  Class B Principal Carryover Shortfall                             0.00
    (vii) Total Class B Principal Distribution paid                   335,518.33

(P) Total Excess Cash to the Reserve Fund                             331,314.45

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                   Beginning                        End
                                                                   of Period                     of Period
                                                                ----------------               --------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                    $146,811,007.71               $138,423,229.02
    (ii)   Aggregate Certificate Pool Factor                          0.4802662                     0.4528271
    (iii)  Class A Principal Balance                             140,938,441.19                132,886,180.83
    (iv)   Class A Pool Factor                                        0.4802662                     0.4528271
    (v)    Class B Principal Balance                               5,872,566.52                  5,537,048.19
    (vi)   Class B Pool Factor                                        0.4802662                     0.4528271

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                   12.12%                        12.12%
    (ii)  Weighted Average Remaining Maturity (WAM)                       36.55 months                  35.92 months
    (iii) Remaining Number of Receivables                                19,859                        18,929
    (iv)  Pool Balance                                          $146,811,007.71               $138,423,229.02


I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                            4,771,357.75
(B) Less: Draw to pay Class A Interest Distribution                                                      0.00
(C) Reserve Account Balance after draw                                                           4,771,357.75
(D) Less: Draw to pay Class B Interest Distribution                                                      0.00
(E) Reserve Account Balance after draw                                                           4,771,357.75
(F) Less: Draw to pay Class A Principal Distribution                                                     0.00
(G) Reserve Account Balance after draw                                                           4,771,357.75
(H) Less: Draw to pay Class B Principal Distribution                                                     0.00
(I) Reserve Account Balance after draw                                                           4,771,357.75
(J) Total excess Collections deposited in the Reserve Fund                                         331,314.45
                                                                                                -------------
(K) Reserve Fund Balance                                                                         5,102,672.20
(L) Specified Reserve Account Balance                                                            4,498,754.94
(M) Reserve Account Release to Seller                                                              603,917.25
                                                                                               --------------
(N) Ending Reserve Account Balance                                                               4,498,754.94
                                                                                               ==============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                $30,819.33
    (ii)  Liquidation Proceeds Related to Interest                                                                       0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                            132,369.40
(B) Realized Net Losses for Collection Period                                                                      316,005.94
(C) Charge-off Rate for Collection Period (annualized)                                                                   1.55%
(D) Cumulative Aggregate Net Losses for all Periods                                                              7,695,862.97

(E) Delinquent Receivables

                                                                 Dollar Amount                      # Units
                                                                 -------------                      -------
    (i)   30-59 Days Delinquent                                      3,491,891          2.52%           465
    (ii)  60-89 Days Delinquent                                        857,088          0.62%           110
    (iii) 90 Days or More Delinquent                                   348,191          0.25%            45

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i)   Second Preceding Collection Period                          1.84%
    (ii)  Preceding Collection Period                                -0.03%
    (iii) Current Collection Period                                   1.55%
    (iv)  Three Month Average (Avg(i,ii,iii))                         1.12%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                          0.65%
    (ii)  Preceding Collection Period                                 0.72%
    (iii) Current Collection Period                                   0.87%
    (iv)  Three Month Average (Avg(i,ii,iii))                         0.75%

(C) Loss and Delinquency Trigger Indicator           Trigger was not hit

L.  STATEMENT TO CERTIFICATEHOLDERS
------------------------------------

                                                                                                          Per $1,000 of
                                                                                                        Original Principal
(A)  Amount of distribution allocable to principal:                            Dollars ($)                    Balance
                                                                          --------------------          ------------------
    (i)   Class A Certificates                                                    8,052,260.36                  27.4391324
    (ii)  Class B Certificates                                                      335,518.33                  27.4391324



(B)  Amount of distribution allocable to interest:

                                                                                                           Per $1,000 of
                                                                                                        Original PRincipal
                                                                               Dollars ($)                    Balance
                                                                          --------------------          ------------------
    (i)   Class A Certificates                                                      769,288.99                   2.6214531
    (ii)  Class B Certificates                                                       32,788.50                   2.6814866

(C)  Pool Balance as of the close of business on the last day
     of the Collection Period                                                  $138,423,229.02
                                                                          --------------------



(D) Amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period

                                                                                                           Per $1,000 of
                                                                                                        Original Principal
                                                                               Dollars ($)                    Balance
                                                                          --------------------          ------------------
    (i)  Total Servicing Fee                                                        122,342.51
    (ii) Class A Percentage of the Servicing Fee                                    117,448.70                   0.4002218
    (ii) Class B Percentage of the Servicing Fee                                      4,893.81                   0.4002218

                                                                                                           Per $1,000 of
                                                                                                        Original Principal
                                                                               Dollars ($)                    Balance
                                                                          --------------------          ------------------
(E)   (i)   Class A Interest Carryover Shortfall                                          0.00                   0.0000000
      (ii)  Class A Principal Carryover Shortfall                                         0.00                   0.0000000
      (iii) Class B Interest Carryover Shortfall                                          0.00                   0.0000000
      (iv)  Class B Principal Carryover Shortfall                                         0.00                   0.0000000

      Change with respect to immediately preceding Distribution Date:
      (v)    Class A Interest Carryover Shortfall                                         0.00                   0.0000000
      (vi)   Class A Principal Carryover Shortfall                                        0.00                   0.0000000
      (vii)  Class B Interest Carryover Shortfall                                         0.00                   0.0000000
      (viii) Class B Principal Carryover Shortfall                                        0.00                   0.0000000

(F) Pool factors for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                            Pool Factor
                                                                                                        ------------------
    (i)   Class A Pool Factor                                                                                    0.4528271
    (ii)  Class B Pool Factor                                                                                    0.4528271

(G)  Amount of the aggregate Realized Losses, if any, for such
     Collection Period ($)                                                         $316,005.94
                                                                          --------------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on
    the last day of the preceding Collection Period                              $1,205,279.65

(I) Amount on deposit in the Reserve Fund on such Distribution Date,
   after giving effect to distributions made on such Distribution Date           $5,102,672.20
                                                                          --------------------

(J) Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                         Principal Balance
                                                                                                        ------------------
    (i)   Class A Principal Balance                                                                         132,886,180.83
    (ii)  Class B Principal Balance                                                                           5,537,048.19

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on
     such Distribution Date                                                               $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the
     Seller or purchased by the Servicer with respect to the
     Related Collection Period ($)                                                        $0.00
                                                                          ---------------------

M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                $122,342.51
     (ii)  Servicing Fees retained by the Seller                                         122,342.51
                                                                                      -------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                              $0.00
                                                                                                         -------------

(B)  Withdraw from the Collection Account and deposit in the
     Class A Distribution Account:
      (i)   for the Class A Interest Distribution                                      $769,288.99
      (ii)  for the Class A Principal Distribution                                    8,052,260.36
                                                                                      ------------
      (iii) Total (i+ii)                                                                                 $8,821,549.35
                                                                                                         -------------

(C) Withdraw from the Collection Account and deposit in the
    Class B Distribution Account:
      (i)   for the Class B Interest Distribution                                      $32,788.50
      (ii)  for the Class B Principal Distribution                                     335,518.33
                                                                                      -----------
      (iii) Total (i+ii)                                                                                   $368,306.83
                                                                                                         -------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                           $331,314.45
                                                                                                         -------------

(E) Withdraw from the Reserve Fund and deposit in the
    Class A Distribution Account:
     (i)   Amount equal to the excess of the Class A Interest
           Distribution over the sum of Interest Collections and
           the Class B Percentage of Principal Collections                                                       $0.00
     (ii)  Amount equal to the excess of the Class A Principal
           Distribution over the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution and the Class B
           Interest Distribution                                                                                  0.00
                                                                                                         -------------
     (iii) Total                                                                                                               $0.00
                                                                                                                         -----------

(F) Withdraw from the Reserve Fund and deposit in the Class B
    Distribution Account:
     (i)   Amount equal to the excess of the Class B Interest
           Distribution over the portion of Interest Collections
           remaining after the distribution of the Class A
           Interest Distribution                                                                                 $0.00
     (ii)  Amount equal to the excess of the Class B
           Principal Distribution over the portion of Principal
           Collections and Interest Collections remaining after
           the distribution of the Class A Interest Distribution,
           the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                                 0.00
                                                                                                         -------------
     (iii) Total                                                                                                              $ 0.00
                                                                                                                         -----------